Exhibit 4.1

                   Number   Pacific State Bancorp   Shares

             Incorporated under the laws of the State of California

         See reverse side for a statement as to the rights, preference, privileges and restrictions of each class of shares.

                        This certifies that     CUSIP

                                    Specimen

         Is the record owner of

                 Fully paid shares of the no par common stock of

                              Pacific State Bancorp

      Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent and registered by the registrar.

      Witness the facsimile seal of the Corporation and the signature of its duly authorized officers.

                                     Dated:

                        (Signature)           (Signature)
                         Secretary             President

                                     (Seal)
                              Pacific State Bancorp
                                  Incorporated
                                February 28, 2002

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                              Pacific State Bancorp

      Any shareholder may obtain, upon request and without charge, a copy of the rights, preference, privileges and restrictions granted to or imposed upon each class of shares of stock and upon the holders thereof by the Articles of Incorporation and the By-Laws of Pacific State Bancorp; and a statement of the number of shares constituting each class of shares and the designation thereof. Such requests may be directed to the Secretary of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM  as tenants in common
                  TEN ENT  as tenants by the entireties
                  JT TEN as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN. ACT _______________  Custodian _______________
                     (Custodian)                  (Minor)

Under Uniform Gifts to Minors

Act _____________________________
               (State)

UNIF TRF MIN/ ACT _______________   Custodian (until age ____)
                   (Custodian)

_______________________ under Uniform Transfers
(Minor)

to Minors Act ________________________________
                         (State)

Additional abbreviations may also be used though not in the above list.

      For value received, _______________ hereby sell, assign and transfer unto

Please insert Social Security or Other Identifying Number of Assignee

         --------------------

         --------------------

  (Please print or typewrite name and address, including zip code, or assignee)

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                      _____________________________ Shares
           of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.

                     _____________________________ Attorney
           to transfer the said stock on the books of the within named
          Corporation with full power of substitution in the premises.

                             Dated:

                        X ______________________________

                        X ______________________________

                Notice: The signature(s) to this assignment must
                 correspond with the name(s) as written upon the
                  face of the certificate in every particular,
                 without alteration or enlargement or any change

Signature(s) Guaranteed


By _______________________________
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15.